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                                                                    EXHIBIT 23.1
                                                                      (Form S-8)


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



We hereby consent to incorporation by reference in this Registration Statement on Form S-8 of our report dated September 27, 2000 relating to the financial statements and financial statement schedule of Applied Power Inc. (d/b/a Actuant Corporation), which appears in Applied Power Inc.'s (d/b/a Actuant Corporation) Annual Report on Form 10-K for the year ended August 31, 2000.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
May 8, 2001